Old Mutual Funds II
Supplement Dated October 4, 2011

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectus of Old Mutual Funds II dated July 26, 2011 as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On October 4, 2011, Old Mutual Asset Management, the parent company of Old Mutual Capital, Inc. (“OMCAP”), announced that it reached a definitive agreement to sell the majority of its retail asset management business to Touchstone Advisors, Inc. (“Touchstone”).  As a result, OMCAP, the investment manager to the Old Mutual Funds II (the “Trust”) series portfolios, expects to propose to the Board of Trustees of the Trust that it approve a reorganization of the following portfolios into mutual funds advised by Touchstone:

Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Copper Rock International Small Cap Fund
Old Mutual Focused Fund
Old Mutual Large Cap Growth Fund
Old Mutual TS&W Mid-Cap Value Fund
Old Mutual TS&W Small Cap Value Fund
Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

If approved by the Board, the reorganizations would be submitted to shareholders of each portfolio for their approval.  The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in April 2012.  If approved by shareholders, following closing of the transaction, Touchstone would serve as adviser to the portfolios, and the current sub-adviser of each portfolio, except Old Mutual Focused Fund, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Dwight Intermediate Fixed Income Fund, and Old Mutual Dwight Short Term Fixed Income Fund, would become a sub-adviser to the corresponding Touchstone fund.

_______________________________________________________________
Distributed by Old Mutual Investment Partners
R-11-060   10/2011